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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                                   ARMKEL, LLC

                              ARMKEL FINANCE, INC.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Armkel, LLC and Armkel Finance, Inc. (the "Co-Issuers") made pursuant to the prospectus, dated o, 2001, (the "Prospectus"), if certificates for the outstanding 9 1/2% Senior Subordinated Notes due 2009 of the Co-Issuers (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who have previously validly delivered a notice of guaranteed delivery pursuant to the procedures outlined above and as further described in the Prospectus are not required to use this form. Holders of Old Notes who have previously validly tendered Old Notes for exchange or who validly tender Old Notes for exchange in accordance with this Form may withdraw any Old Notes so tendered at any time prior to the Expiration Date. See the Prospectus under the heading "The Exchange Offer" for a more complete description of the tender and withdrawal provisions. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                                  Delivery to:

                      THE BANK OF NEW YORK, EXCHANGE AGENT

     By Overnight Courier and Hand
       Delivery after 4:30 pm on
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         Expiration Date:                 By Hand Delivery before 4:30 p.m:        By Registered or Certified Mail:
         ---------------                 ---------------------------------        --------------------------------

         The Bank of New York                    The Bank of New York                   The Bank of New York
c/o United States Trust Company of New    c/o United States Trust Company of     c/o United States Trust Company of
                 York                                  New York                               New York
      30 Broad Street, 14th Floor              30 Broad Street, B-Level                     P. O. Box 112
        New York, NY 10004-2304                 New York, NY 10004-2304                 Bowling Green Station
                                                                                       New York, NY 10274-0112

                                          Telephone Number: (800) 548-6565
                                   Facsimile Number: (212) 422-0183 or (646) 458-8104

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DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.





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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Co-Issuers the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of 9 1/2% Senior Subordinated Notes Tendered:*

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$____________________________________________________
             Certificate Nos. (if available):                         If 9 1/2% Senior Subordinated Notes will be delivered by book-
                                                                      entry transfer to The Depository Trust Company, provide
_____________________________________________________                 account number.
Total Principal Amount Represented by Old Notes Certificate(s):


$____________________________________________________                 Account Number_______________________________________________

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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.




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                                PLEASE SIGN HERE
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X____________________________________________________         ________________________________________________

X____________________________________________________         ________________________________________________
Signature(s) of Owner(s) or Authorized Signatory                            Date

Area Code and Telephone Number:_____________________________________________________________________________

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         Must be signed by the holder(s) of Old Notes as their name(s) appear(s)
on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                       Please print name(s) and address(s)

Name(s):          _____________________________________________________

                  _____________________________________________________

                  _____________________________________________________

Capacity:         _____________________________________________________

Address(es):      _____________________________________________________

                  _____________________________________________________

                  _____________________________________________________


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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

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_______________________________________________                   ____________________________________________________
                Name of Firm                                                Authorized Signature

_______________________________________________                   ____________________________________________________
                  Address                                                          Title

_______________________________________________                   Name:_______________________________________________
                                    Zip Code                                      (Please Type or Print)

Area Code and Tel. No.____________________________                Dated:_______________________________________________


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NOTE:  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES
       FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.









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